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Exhibit 1.1

LKQ CORPORATION

2,850,000 Shares of Common Stock

UNDERWRITING AGREEMENT

September     , 2005

ROBERT W. BAIRD & CO. INCORPORATED
RAYMOND JAMES & ASSOCIATES, INC.
MORGAN KEEGAN & COMPANY, INC.
BARRINGTON RESEARCH ASSOCIATES, INC.
        As Representatives of the Several Underwriters
        Identified in Schedule II Annexed Hereto
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Ladies and Gentlemen:

        SECTION 1.    Introductory.    LKQ Corporation, a Delaware corporation (the "Company"), and the several shareholders of the Company identified in Schedule I annexed hereto (the "Selling Shareholders") propose to sell 2,850,000 shares (the "Firm Shares") of common stock, $.01 par value per share (the "Common Stock"), to the several underwriters identified in Schedule II annexed hereto (the "Underwriters"), who are acting severally and not jointly, of which 2,000,000 shares are to be issued and sold by the Company and 850,000 shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount opposite such Selling Shareholder's name in Schedule I annexed hereto. In addition, the Company has agreed to grant to the Underwriters an option to purchase up to 427,500 additional shares of Common Stock (the "Optional Shares"), if and to the extent that you, as Underwriters of the offering, shall have determined to exercise such option, as provided in section 6 hereof. The Firm Shares and, to the extent such option is exercised, the Optional Shares are hereinafter collectively referred to as the "Shares."

        You, as representatives of the Underwriters (the "Representatives"), have advised the Company and the Selling Shareholders that the Underwriters propose to make a public offering of their respective portions of the Shares as soon hereafter as in your judgment is advisable and that the public offering price of the Shares initially will be $            per share.

        The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-128152), including a prospectus relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the aforesaid registration statement, as amended when it became or becomes effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act, and also including any registration statement filed pursuant to Rule 462(b) under the Act in connection with the offering of the Shares (a "462(b) Registration Statement"), is herein called the "Registration Statement." If it is contemplated, at the time this Agreement is executed and delivered, that a post-effective amendment to the aforesaid registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" shall include the aforesaid registration statement as amended by said post-effective amendment. Except where the context otherwise requires, the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement, is herein called the "Prospectus." Any reference herein to the Registration Statement, any 462(b) Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the copy of the Registration Statement, any such 462(b) Registration Statement, such Preliminary Prospectus or the Prospectus filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system.

        The Company and the Selling Shareholders hereby confirm their respective agreements with the Underwriters and each other as follows:

        SECTION 2.    Representations and Warranties of the Company.    The Company represents and warrants to, and agrees with, the several Underwriters, and shall be deemed to represent and warrant to the several Underwriters on each Closing Date (as hereinafter defined), that:

(a)
Each of the Company and the subsidiaries of the Company that are listed on Exhibit 21.1 of the Registration Statement (individually, a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated or organized and is validly existing as a corporation, limited liability company, or limited partnership and in good standing under the laws of its jurisdiction of incorporation or organization, with full corporate, limited liability company or limited partnership power and authority to own, lease and operate its properties and to conduct its business as presently conducted and described in the Prospectus and the Registration Statement; each of the Company and the Subsidiaries is duly registered and qualified to do business as a foreign corporation, limited liability company, or limited partnership under the laws of, and is in good standing as such in, each jurisdiction in which such registration or qualification is required, except where the failure to so register or qualify would not individually or in the aggregate, either (i) have a material adverse effect on the business, operations, properties, prospects, management, condition (financial or other) or results of operations of the Company and the Subsidiaries taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of shares of Common Stock from The Nasdaq National Market ("Nasdaq") (the occurrence of such effect or such prevention described in the foregoing clauses (i), (ii) or (iii) being herein referred to as a "Material Adverse Effect"); and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Complete and correct copies of the certificate of incorporation and by-laws, as amended or restated ("Certificate of Incorporation" and "By-laws," respectively), or limited liability company agreement or limited partnership agreement, as the case may be, of the Company and each of the Subsidiaries as in effect on the date hereof have been delivered to the Representatives, and no changes thereto will be made on or subsequent to the date hereof and prior to each Closing Date. Each of the Company's Subsidiaries set forth on Schedule III annexed hereto are the only Subsidiaries of the Company that have contributed in excess of 3% the Company's total revenue in the year ending December 31, 2005.

(b)
The shares of Common Stock issued and outstanding immediately prior to the issuance and sale of the Shares to be sold by the Company hereunder (including the Shares to be sold by the Selling Shareholders) as set forth in the Prospectus have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus and the Registration Statement. There are no preemptive, preferential or, except as described in the Prospectus, other rights to subscribe for or purchase any shares of Common Stock (including the Shares), and no shares of Common Stock have been issued in violation of such rights. The Shares to be issued and sold by the Company to the Underwriters have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus and the Registration Statement. The delivery of certificates for the Shares to be issued and sold by the Company hereunder and payment therefor pursuant to the terms of this Agreement will pass valid title to such Shares to the Underwriters, free and clear of any lien, claim, encumbrance or defect in title. Except as described in the Prospectus, (i) there are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to be issued any class of security by the Company or any Subsidiary, and (ii) there are no holders of Common Stock or other securities of the Company or any Subsidiary, or of securities that are convertible or exchangeable into Common Stock or other securities of the Company or any Subsidiary, that have rights to the registration of such Common Stock or securities under the Act or the securities laws or regulations of any of the states (the "Blue Sky Laws").

(c)
Except for the Subsidiaries, and as otherwise set forth in the Prospectus, the Company has no subsidiaries and does not own any equity interest in or control, directly or indirectly, any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. The Company owns directly all of the issued and outstanding equity interests of each Subsidiary, free and clear of any and all liens, claims, encumbrances or security interests, and all such equity interests have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to subscribe for or purchase any shares of capital stock of any Subsidiary. The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus. As of the date of this Agreement, the Company's capitalization is as set forth under the heading "Actual" in the section in the Prospectus entitled "Capitalization", and there has been no material change thereto since such date except as disclosed in the Prospectus, and, as of the First Closing Date and the Second Closing Date, as the case may be, the Company shall have the authorized and outstanding capitalization as set forth under the heading "As Adjusted" in the section of the Prospectus entitled "Capitalization."

(d)
The Company has full corporate power and authority to enter into and perform this Agreement, and the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and the consummation of the transactions described herein, have been duly authorized with respect to the Company by all necessary corporate action and will not: (i) violate any provisions of the Certificate of Incorporation or By-laws of the Company or any Subsidiary; (ii) violate any provisions of, or result in the breach, modification or termination of, or constitute a default under, any provision of any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary, or any property owned or leased by the Company or any Subsidiary, may be bound or affected; (iii) violate any statute, ordinance, rule or regulation or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, but not limited to Nasdaq) applicable to the Company or any Subsidiary, or order or decree of any court, regulatory or governmental body, arbitrator, administrative agency or instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or any Subsidiary; or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary, except, in the case of clauses (ii), (iii) and (iv), for such breaches, violations or defaults which would not, individually or in the aggregate, have a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory or governmental body, arbitrator, administrative agency or instrumentality of the United States or other country or jurisdiction is required for the execution and delivery of this Agreement by the Company, the performance of its obligations hereunder or the consummation of the transactions contemplated hereby, except for compliance with the Act, the Securities Exchange Act of 1934, as amended, and the regulations thereunder (together, the "Exchange Act"), the Blue Sky Laws applicable to the public offering of the Shares by the several Underwriters and the clearance of such offering and the underwriting arrangements evidenced hereby with the National Association of Securities Dealers, Inc. (the

  "NASD"). This Agreement has been duly executed and delivered by and on behalf of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

(e)
Neither the Commission nor any state securities commission has issued any order preventing or suspending the use of any Preliminary Prospectus, nor, to the knowledge of the Company, have any proceedings for that purpose been initiated or threatened, and each Preliminary Prospectus filed with the Commission as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto complied when so filed with the requirements of the Act and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the effective date of the Registration Statement, and at all times subsequent thereto up to each Closing Date, the Registration Statement contained or will contain all statements that are required to be stated therein in accordance with the Act and conformed or will conform in all material respects to the requirements of the Act, and the Registration Statement has not included nor will it include any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time such Prospectus was issued and as of each Closing Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Company, nor any person that controls, is controlled by (including the Subsidiaries) or is under common control with the Company, has distributed or will distribute prior to each Closing Date any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus, the Registration Statement or other materials permitted by the Act and provided to the Representatives. If a 462(b) Registration Statement is required by the Act to be filed in connection with the offer and sale of the Shares, such 462(b) Registration Statement will become effective upon filing pursuant to Rule 462(b) under the Act, and upon such filing the offer and sale of the Shares will have been duly registered under the Act pursuant to the Registration Statement.

(f)
The financial statements, together with the related schedule and notes, included in the Registration Statement or the Prospectus present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified, have been prepared in compliance with the requirements of the Act and are in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved. Any pro forma financial statements or data included in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Act, and the adjustments used to prepare such pro forma financial statements or data are reasonable and have been properly applied to the historical amounts in the compilation of those statements or data. The other financial and statistical data set forth in the Registration Statement or the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and with the books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement or the Prospectus that are not included as required. Deloitte & Touche LLP, whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accountants as required by the Act and by Rule 3600T of the Public Company Accounting Oversight Board. Except as disclosed in the Registration Statement and the Prospectus, none of the Company nor any of the Subsidiaries has any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), and none of them is, together with its "related parties," the "primary beneficiary" of any "variable interest entities" (as such terms are used in Financial Accounting Standards Board Interpretation No. 46). All disclosures contained in the Registration Statement or the Prospectus that meet the definition of "non-GAAP financial measures" set forth in the rules and regulations of the Commission comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act.

(g)
Neither the Company nor any Subsidiary is, nor with the giving of notice or passage of time or both, would be, in violation or in breach of: (i) its respective Certificate of Incorporation or By-laws; (ii) any statute, ordinance, order, rule or regulation applicable to the Company or such Subsidiary; (iii) any order or decree of any court, regulatory body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or such Subsidiary; or (iv) any provision of any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or such Subsidiary is a party or by which any property owned or leased by the Company or such Subsidiary is bound or affected, except, in the case of clauses (ii), (iii) and (iv), for such breaches, violations or defaults which would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any violation of any applicable statute, ordinance, order, rule or regulation applicable to the Company or any Subsidiary. Except as would not have a Material Adverse Effect, the Company and each Subsidiary have obtained and hold, and are in compliance with, all permits, certificates, licenses, approvals, registrations, franchises, consents and authorizations of governmental or regulatory authorities required under all laws, rules and regulations in connection with their businesses (hereinafter "permit" or "permits"), and all of such permits are in full force and effect; and, except as would not have a Material Adverse Effect, the Company and each Subsidiary have fulfilled and performed all of their respective obligations with respect to each such permit and no event has occurred which would result in, or after notice or lapse of time would result in, revocation or termination of any such permit or result in any other impairment of the rights of the holder of such permit. Except as would not have a Material Adverse Effect, neither the Company nor any Subsidiary is or has been (by virtue of any action, omission to act, contract to which it is a party or other occurrence) in violation of any applicable foreign, federal, state, municipal or local statutes, laws, ordinances, rules, regulations or orders (including those relating to environmental protection, occupational safety and health and equal employment practices) heretofore or currently in effect.

(h)
There are no legal or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or to which any property owned or leased by the Company or any Subsidiary is or may be subject, including, without limitation, any such proceedings that are related to environmental or employment discrimination matters, which are required to be described in the Registration Statement or the Prospectus which are not so described, or which question the validity of this Agreement or any action taken or to be taken pursuant hereto.

(i)
There is no transaction, relationship, obligation, agreement or other document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement by the Act, which has not been described or filed as required. All such contracts or agreements to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary, and are enforceable by and against the Company or such Subsidiary, in accordance with the respective terms thereof.

(j)
Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company or a Subsidiary has good and valid title to all property and assets reflected as owned by the Company or such Subsidiary in the Company's consolidated financial statements included in the Registration Statement (or elsewhere in the Registration Statement or the Prospectus), free and clear of all liens, claims, mortgages, security interests or other encumbrance of any kind or nature whatsoever except those, if any, reflected in such financial statements (or elsewhere in the Registration Statement or the Prospectus). Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, all property (real and personal) held or used by the Company or a Subsidiary under leases, licenses, franchises or other agreements is held by the Company or such Subsidiary under valid, subsisting, binding and enforceable leases, franchises, licenses or other agreements.

(k)
Neither the Company nor any person that controls, is controlled by (including the Subsidiaries) or is under common control with the Company has taken or will take, directly or indirectly, any action designed to cause or result in, or which constituted, or which could cause or result in, stabilization or manipulation, under the Exchange Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Common Stock except for the lock-up agreements.

(l)
Except as described in the Registration Statement or the Prospectus, and except for exercises of outstanding options or warrants described in the Registration Statement and Prospectus, since the respective dates as of which information is given in the Registration Statement or the Prospectus and prior to each Closing Date: (i) neither the Company nor any Subsidiary has or will have incurred any liability or obligation, direct or contingent, or entered into any transaction, that is material to the Company, except in the ordinary course of business; (ii) the Company has not and will not have paid or declared any dividend or other distribution with respect to its capital stock and neither the Company nor any Subsidiary is or will be delinquent in the payment of principal or interest on any outstanding debt obligation; and (iii) there has not been and will not have been any change in the capital stock, any material change in the indebtedness of the Company or any Subsidiary, or any change or development involving or which could be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

(m)
Neither the Company nor, to the Company's knowledge, any person that controls, is controlled by (including the Subsidiaries) or is under common control with the Company has, directly or indirectly: (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law; or (ii) made any payment to any federal, state or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions.

(n)
The Company or a Subsidiary owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, inventions and licenses presently used in or necessary for the conduct of its business or ownership of its properties, and neither the Company nor any Subsidiary has violated or infringed upon the rights of others, or received any notice of conflict with the asserted rights of others, in respect thereof.

(o)
The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(p)
No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and neither the Company nor any Subsidiary is a party to any collective bargaining agreement and, to the knowledge of the Company, no union organizational attempts have occurred or are pending. There has been no change in the relationship of the Company or any Subsidiary with any of its principal suppliers, manufacturers, contractors or customers resulting in or that could result in a Material Adverse Effect.

(q)
Neither the Company nor any Subsidiary is an "investment company", an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, neither the Company nor any Subsidiary will be required to register as an "investment company."

(r)
Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, all federal, state and local tax returns required to be filed by or on behalf of the Company or any Subsidiary have been filed (or are the subject of valid extension) with the appropriate federal, state and local authorities, and all such tax returns, as filed, are accurate in all respects; all federal, state and local taxes (including estimated tax payments) required to be shown on all such tax returns or claimed to be due from or with respect to the business of the Company or such Subsidiary (other than those being contested in good faith and for which adequate reserves have been provided) have been paid or reflected as a liability on the financial statements of the Company or such Subsidiary for appropriate periods; all deficiencies asserted as a result of any federal, state or local tax audits have been paid or finally settled, and no issue has been raised in any such audit which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited; to the Company's knowledge, no state of facts exists or has existed which would constitute grounds for the assessment of any tax liability with respect to the periods which have not been audited by appropriate federal, state or local authorities; there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state or local tax return of any period; and neither the Company nor any Subsidiary has ever been a member of an affiliated group of corporations filing consolidated federal income tax returns, other than a group of which the Company is and has been the common parent.

(s)
The Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company's knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(t)
In the ordinary course of its business, the Company and each of the Subsidiaries conducts a periodic review of the effect of the Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).

(u)
The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company, the Subsidiaries and the Company's directors and officers each are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations of the Commission and Nasdaq promulgated thereunder. The Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; all material weaknesses in internal controls have been identified for the Company's auditors; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(v)
The Company has provided you true, correct and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any Subsidiary to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company. On or after July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002.

(w)
None of the Company, any Subsidiary, or, to the Company's knowledge, after due inquiry, any officer or director of the Company or any Subsidiary, or any person who owns, of record or beneficially, more than 5% of any class of securities issued by the Company (other than Waddell & Reed Investment Management Company) is: (i) an officer, director or partner of any brokerage firm, broker or dealer that is a member of the NASD ("NASD Member"); or (ii) directly or indirectly, a "person associated with" an NASD member or an "affiliate" of an NASD member, as such terms are used in the NASD Rules of Fair Practice. In addition, neither the Company nor any Subsidiary has issued or transferred any Common Stock, warrants, options or other securities, or any other items of value, to any of the Underwriters or any "related person" of any Underwriter, as such term is used in the NASD Rules of Fair Practice, except as provided in this Agreement.

(x)
The Common Stock has been registered pursuant to Section 12(g) of the Exchange Act. Such registration statement has been declared effective by the Commission under the Exchange Act. The Shares have been approved for designation upon notice of issuance as a Nasdaq National Market security on Nasdaq concurrently with the effectiveness of the Registration Statement.

(y)
Neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus.

(z)
Neither the Company nor any of the Subsidiaries has sent or received any notice of termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement and the Prospectus or filed as an exhibit to the Registration Statement, and no such termination has been threatened by the Company or any of the Subsidiaries or any other party to any such contract or agreement.

(aa)
All statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(bb)
The Company is in compliance with the rules of Nasdaq including, without limitation, the requirements for continued listing of the Common Stock on Nasdaq, and there are no actions, suits or proceedings pending, or, to the Company's knowledge, threatened or contemplated, and the Company has not received any notice from Nasdaq, regarding the revocation of such listing or otherwise regarding the delisting of shares of Common Stock from Nasdaq.

(cc)
All offers and sales of the securities of the Company and each Subsidiary prior to the date hereof were made in compliance with the Act and all other applicable state and federal laws or regulations.

(dd)
The Company has obtained for the benefit of the Underwriters a lock-up agreement, substantially in the form of Exhibit A hereto, enforceable by Robert W. Baird & Co. Incorporated ("Baird"), of the officers and directors of the Company, and each holder of the Company's Common Stock identified on Schedule IV annexed hereto.

(ee)
A copy of the Custody Agreement and Power of Attorney executed by each Selling Shareholder and a copy of each Selling Shareholder's Questionnaire has been furnished to counsel for the Underwriters prior to the date hereof, along with such other information as such counsel may reasonably request in connection with their review thereof.

        A certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the

Underwriters as to the matters covered thereby. A certificate delivered by the Company to its counsel for purposes of enabling such counsel to render the opinion referred to in section 10(d) will also be furnished to the Representatives and counsel for the Underwriters and shall be deemed to be additional representations and warranties to the Underwriters by the Company as to the matters covered thereby.

        SECTION 3.    Representations and Warranties of the Selling Shareholders.    Each Selling Shareholder, severally and not jointly, represents and warrants to and agrees with the several Underwriters, and shall be deemed to represent and warrant to the several Underwriters on the First Closing Date, that:

(a)
Such Selling Shareholder has duly executed a custody agreement and power of attorney ("Custody Agreement and Power of Attorney") naming Victor M. Casini and Walter P. Hanley, or either of them, as such Selling Shareholder's attorney(s)-in-fact ("Attorneys-in-Fact") for the purpose of entering into and carrying out this Agreement and naming LaSalle Bank National Association as custodian ("Custodian") of the Shares and, in the case of a Selling Shareholder who will be simultaneously exercising an option to purchase such Selling Shareholders' Shares (the "Option") and selling such Shares to the Underwriters at the First Closing Date, a notice of exercise of such Option and the option agreement relating to such Option for the purpose of selling such Shares to the Underwriters and receiving payment therefor.

(b)
All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, and the Custody Agreement and Power of Attorney, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, as set forth on Schedule I annexed hereto, have been obtained. Such Selling Shareholder has good and valid title to the Shares or the Option, and at the time of delivery thereof hereunder such Selling Shareholder will have, good and valid title to the Shares proposed to be sold by such Selling Shareholder hereunder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights, other than any created by the Custody Agreement and Power of Attorney or this Agreement for the benefit of the Underwriters. Such Selling Shareholder has full right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney and to sell, assign, transfer and deliver such Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights, other than any created by the Custody Agreement and Power of Attorney or this Agreement for the benefit of the Underwriters. Upon delivery of and payment for such Shares hereunder, the Underwriters will acquire good and valid title thereto, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights.

(c)
Such Selling Shareholder has not distributed and will not distribute any Preliminary Prospectus, the Prospectus or any other material in connection with the offering and sale of the Shares. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

(d)
The execution, delivery and performance by such Selling Shareholder of this Agreement and the Custody Agreement and Power of Attorney will not, if applicable, result in the violation of any provisions of the Certificate of Incorporation, By-laws or other governing documents of such Selling Shareholder, or constitute a breach, or be in contravention, of any provision of any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or such Selling Shareholder's property may be bound or affected, or any statute, rule or regulation applicable to such Selling Shareholder, or violate any order or decree of any court, regulatory body, administrative agency or other governmental body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's property. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of, and performance under, this Agreement by such Selling Shareholder or the consummation by such Selling Shareholder of the transactions contemplated by this Agreement, except for compliance with the Act, the Exchange Act, the Blue Sky Laws applicable to the public offering of the Shares by the Underwriters and the clearance of such offering with the NASD. Such Selling Shareholder hereby represents and warrants that each Attorney-in-Fact has been duly appointed as attorney-in-fact by such Selling Shareholder for the purpose of entering into and carrying out this Agreement, and the Custody Agreement and Power of Attorney has been duly executed and delivered by or on behalf of such Selling Shareholder to the Representatives.

(e)
This Agreement and the Custody Agreement and Power of Attorney have been duly authorized, executed and delivered by and are each valid and binding agreements of such Selling Shareholder enforceable in accordance with their respective terms.

(f)
(Such Selling Shareholder has deposited in custody, under the Custody Agreement and Power of Attorney, the Options and the Shares to be sold hereunder by such Selling Shareholder as set forth opposite such Selling Shareholder's name on Schedule I annexed hereto for the purpose of further delivery pursuant to this Agreement. Such Selling Shareholder agrees that the Shares or Options of such Selling Shareholder on deposit with the Custodian are subject to the interests of the Company, the Underwriters and the other Selling Shareholders, that the arrangements made for such custody, and the appointment of the Attorneys-in-Fact pursuant to the Custody Agreement and Power of Attorney, are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder and under Custody Agreement and Power of Attorney shall not be terminated, except as provided in this Agreement and the Custody Agreement and Power of Attorney, by any act of such Selling Shareholder, by operation of law, whether in the case of an individual Selling Shareholder, by the death or incapacity of such Selling Shareholder or, in the case of a trust or estate, by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or, in the case of a partnership or corporation, by the dissolution, winding up or other event affecting the legal life of such entity, or by the occurrence of any other event. If any individual Selling Shareholder, trustee or executor should die or become incapacitated, or any such trust, estate, partnership or corporation should be terminated, or if any other event should occur before the delivery of the Shares hereunder, the Shares then on deposit with the Custodian shall, to the extent such Shares are purchased by the Underwriters, be delivered by the Custodian in accordance with the terms and conditions of this Agreement and Custody Agreement and Power of Attorney as if such death, incapacity, termination or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof. Such Selling Shareholder represents that each Attorney-in-Fact has been authorized by such Selling Shareholder to execute and deliver this Agreement and the Custodian has been authorized to receive and acknowledge receipt of the proceeds of sale of the Shares sold by such Selling Shareholder against delivery thereof and otherwise to act on behalf of such Selling Shareholder.

(g)
Insofar as it relates to information concerning such Selling Shareholder, each Preliminary Prospectus, as of its date, conformed in all material respects with the requirements of the Act and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and on the effective date of the Registration Statement and at all times subsequent thereto up to the First Closing Date, (i) the Registration Statement and the Prospectus, as they relate to information concerning such Selling Shareholder, did or will conform to the requirements of the Act, and (ii) neither the Registration Statement nor the Prospectus as it relates to information concerning such Selling Shareholder did or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(h)
The information contained in such Selling Shareholder's Questionnaire completed in connection with the Company's public offering and delivered to the Representatives was, as of the date of such questionnaire, and is, as of the date of this Agreement, true and correct.

(i)
The sale of such Selling Shareholder's Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus.

        A certificate signed by or on behalf of any Selling Shareholder as such and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby. A certificate delivered by or on behalf of any Selling Shareholder to counsel for the Selling Shareholders for purposes of enabling such counsel to render the opinion referred in section 10(e) will also be furnished to the Representatives and counsel for the Underwriters and shall be deemed to be additional representations and warranties to the Underwriters by such Selling Shareholder as to the matters covered thereby.

        SECTION 4.    No Fiduciary Duty.    The Company and the Selling Shareholders acknowledge and agree that:

(a)
the Underwriters are not acting as financial advisors to the Company and the Selling Shareholders and, except as specifically contemplated by this Agreement, the Underwriters owe no duties (fiduciary or other) to the Company and the Selling Shareholders in connection with any aspect of the offering of the Shares (including, without limitation, the structuring, marketing, timing, pricing, offering, allocation and distribution of the Shares) or any related matters; and

(b)
the Underwriters have advised the Company and the Selling Shareholders that the Underwriters have agreements, arrangements, understandings and other relationships with and owe duties and obligations to third parties, including potential purchasers of the securities, that may create or exacerbate actual, potential or apparent conflicts of interest between the Company and the Selling Shareholders and the Underwriters.

        SECTION 5.    Information Furnished by the Underwriters.    The statements set forth in the table of underwriters, the first three sentences of the third paragraph, the tenth paragraph and the eleventh paragraph under the caption "Underwriting" in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in this Agreement.

        SECTION 6.    Purchase, Sale and Delivery of Shares.

(a)
On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters identified in Schedule II annexed hereto 2,000,000 Firm Shares, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company the number of Firm Shares as hereinafter set forth at the price per share of $                        . The obligation of each Underwriter to the Company shall be to purchase from the Company that number of full Firm Shares which (as nearly as practicable in full shares as determined by the Representatives) bears the same proportion to the number of Firm Shares to be sold by the Company as the number of shares set forth opposite the name of such Underwriter in Schedule II annexed hereto bears to the total number of Firm Shares to be purchased by all of the Underwriters under this Agreement.

(b)
On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, each Selling Shareholder agrees, severally and not jointly, to sell to the Underwriters that number of full Firm Shares set forth opposite the name of such Selling Shareholder in Schedule I annexed hereto (a total of 850,000 shares from all of the Selling Shareholders), and each of the Underwriters agrees, severally and not jointly, to purchase from each Selling Shareholder the number of Firm Shares as hereinafter set forth at the same purchase price per share as stated in the preceding paragraph. The obligation of each Underwriter to each Selling Shareholder shall be to purchase from that Selling Shareholder that number of full Firm Shares which (as nearly as practicable in full shares as determined by the Representatives) bears the same proportion to the number of Firm Shares to be sold by such Selling Shareholder as the number of shares set forth opposite the name of such Underwriter in Schedule II annexed hereto bears to the total number of Firm Shares to be purchased by all of the Underwriters under this Agreement.

(c)
On the First Closing Date (as hereinafter defined), the Company and the Custodian on behalf of the Selling Shareholders will deliver through the facilities of DTC, for the accounts of the several Underwriters the Firm Shares to be sold by them against payment in Chicago, Illinois of the purchase price therefor by certified or official bank check or wire transfer to an account at a bank identified by the Company and the Selling Shareholders to Baird with respect to the Firm Shares being sold by the Company and the Selling Shareholders. As referred to in this Agreement, the "First Closing Date" shall be on the third full business day after the date of the Prospectus, at 9:00 a.m., Chicago, Illinois time, or at such other date or time not later than ten full business days after the date of the Prospectus as the Representatives, the Company and the Attorneys-in-Fact (or either of them) may agree.

(d)
In addition, on the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company hereby agrees to sell to the Underwriters, and the Underwriters, severally and not jointly, shall have the right at any time within thirty days after the date of the Prospectus to purchase up to 427,500 Optional Shares from the Company at the purchase price per share to be paid for the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised upon notice by the Representatives to the Company within thirty days after the date of the Prospectus setting forth the aggregate number of Optional Shares to be purchased by the Underwriters and sold by the Company and the date and place at which such shares will be delivered. Such date of delivery (the "Second Closing Date") shall be determined by the Representatives, provided that the Second Closing Date, which may be the same as the First Closing Date, shall not be earlier than the First Closing Date and, if after the First Closing Date, shall not be earlier than three nor later than ten full business days after delivery of such notice of exercise. The manner of payment for and delivery of the Optional Shares shall be the same as for the Firm Shares.

(e)
The Representatives have advised the Company and the Attorneys-in-Fact that each Underwriter has authorized the Representatives to accept delivery of the Shares and to make payment therefor. It is understood that the Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any obligation under this Agreement. As referred to in this Agreement, "Closing Date" shall mean either the First Closing Date or the Second Closing Date.

        SECTION 7.    Covenants of the Company.    In further consideration of the agreements of the Underwriters herein contained, the Company covenants and agrees with the several Underwriters that:

(a)
If the effective time of the Registration Statement is not prior to the execution and delivery of this Agreement, the Company will use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, upon notification from the Commission that the Registration Statement has become effective, will so advise the Representatives and counsel to the Underwriters promptly. If the effective time of the Registration Statement is prior to the execution and delivery of this Agreement and any information shall have been omitted therefrom in reliance upon Rule 430A, the Company, at the earliest possible time, will furnish the Representatives with a copy of the Prospectus to be filed by the Company with the Commission to comply with Rule 424(b) and Rule 430A under the Act and, if the Representatives do not object to the contents thereof, will comply with such Rules. Upon compliance with such Rules, the Company will so advise the Representatives promptly. The Company will advise the Representatives and counsel to the Underwriters and the Attorneys-in-Fact promptly of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, or of any notification of the suspension of qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose, and will also advise the Representatives and counsel to the Underwriters and the Attorneys-in-Fact promptly of any request of the Commission for amendment or supplement of the Registration Statement, of any Preliminary Prospectus or of the Prospectus, or for additional information, and the Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), to any Preliminary Prospectus or to the Prospectus (including a prospectus filed pursuant to Rule 424(b)) if the Representatives have not been furnished with a copy prior to such filing (with a reasonable opportunity to review such amendment or supplement) or if the Representatives reasonably object to such filing.

(b)
If, at any time when a prospectus relating to the Shares is required by law to be delivered in connection with sales by an Underwriter or dealer, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact, or would omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to supplement the Prospectus to comply with the Act, the Company promptly will advise the Representatives and counsel to the Underwriters and the Attorneys-in-Fact thereof and will promptly prepare and file with the Commission, at its expense, an amendment to the Registration Statement which will correct such statement or omission or an amendment which will effect such compliance; and, if any Underwriter is required to deliver a prospectus after the effective date of the Registration Statement, the Company, upon request of the Representatives, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act. The Company consents to the use, in accordance with the provisions of the Act and with the Blue Sky Laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, of each Preliminary Prospectus.

(c)
If necessary or appropriate in connection with the offer and sale of the Shares, the Company shall file a Rule 462(b) Registration Statement in the manner prescribed by the Act so that such Rule 462(b) Registration Statement shall become effective upon filing.

(d)
Neither the Company nor any Subsidiary will, prior to the Second Closing Date, if any, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, or enter into any transaction with an "affiliate," as defined in Rule 405 under the Act, which is required to be described in the Prospectus pursuant to Item 404 of Regulation S-K under the Act, except as described in the Prospectus.

(e)
Neither the Company nor any Subsidiary will, prior to the Second Closing Date, if any, acquire any of the Common Stock nor will the Company declare or pay any dividend or make any other distribution upon its Common Stock payable to shareholders of record on a date prior to the Second Closing Date, except as described in the Prospectus.

(f)
The Company will make generally available to its security holders and the Representatives an earnings statement as soon as practicable, but in no event later than sixty days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, covering a period of twelve consecutive calendar months beginning after the effective date of the Registration Statement, which will satisfy the provisions of the last paragraph of Section 11(a) of the Act and Rule 158 promulgated thereunder.

(g)
The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder for the purposes set forth in the Prospectus.

(h)
The Company will cooperate with the Representatives and counsel to the Underwriters in qualifying or registering the Shares for sale under the Blue Sky Laws of such jurisdictions as the Representatives designate, and will continue such qualifications or registrations in effect so long as reasonably requested by the Representatives to effect the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified. In each jurisdiction where any of the Shares shall have been qualified as provided above, the Company will file such reports and statements as may be required to continue such qualification for a period of not less than one year from the date of the Prospectus. The Company shall promptly prepare and file with the Commission, from time to time, such reports as may be required to be filed by the Act and the Exchange Act, and the Company shall comply in all respects with the undertakings given by the Company in connection with the qualification or registration of the Shares for offering and sale under the Blue Sky Laws.

(i)
During the period of three years from the date of the Prospectus, the Company will furnish to each of the Representatives and to each of the other Underwriters who may so request, as soon as available, each report, statement or other document of the Company or its Board of Directors mailed to its shareholders, filed with the Commission or filed with Nasdaq or with any national securities exchange on which any class of securities of the Company is listed, and such other information concerning the Company as the Representatives may reasonably request.

(j)
The Company shall deliver the requisite notice of issuance to Nasdaq and shall take all necessary or appropriate action within its power to maintain the authorization for trading of the Common Stock as a Nasdaq National Market security, or take such action as may be necessary to authorize the Common Stock for listing on the New York Stock Exchange or the American Stock Exchange, for a period of at least thirty-six months after the date of the Prospectus.

(k)
The Company hereby agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

The restrictions contained in the preceding paragraph shall not apply to (a) the Shares to be sold hereunder, (b) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and disclosed as outstanding in the Prospectus, (c) the issuance by the Company of employee stock options pursuant to stock option plans described in the Prospectus, and (d) the issuance by the Company of Common Stock as consideration in connection with any future acquisitions by the Company, so long as the recipients of such Common Stock agree to be bound by the provisions of this subsection (k). Notwithstanding the foregoing, if (1) during the last 17 days of the 180 day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180 day restricted period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the 180 day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18 day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify Baird of any earnings release, news or event that may give rise to an extension of the initial 180 day restricted period.

(l)
The Company will maintain a transfer agent and, if required by law or the rules of Nasdaq or any national securities exchange on which the Common Stock is listed, a registrar (which, if permitted by applicable laws and rules, may be the same entity as the transfer agent) for its Common Stock.

(m)
If at any time when a prospectus relating to the Shares is required to be delivered under the Act, any rumor, publication or event relating to of affecting the Company shall occur as a result of which, in the reasonable opinion of Baird, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to the Prospectus), the Company will, after written notice from Baird advising the Company of any of the matters set forth above, promptly consult with Baird concerning the advisability and substance of, and, if the Company and Baird determine that it is appropriate, disseminate, a press release or other public statement responding to or commenting on, such rumor, publication or event.

(n)
The Company will furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet, and statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for such fiscal year, accompanied by a copy of the report thereon of nationally recognized independent certified public accountants duly registered with the Public Company Accounting Oversight Board);

(o)
If the sale to the Underwriters of the Shares is not consummated for any reason other than termination of this Agreement pursuant to sections 13 or 15(a), (c) or (d) hereof, without limiting any other rights the Underwriters may have, the Company agrees to reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters), that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Shares, and the provisions of sections 9 and 12 hereof shall at all times be effective and apply.

(p)
The Company will use its reasonable best efforts to comply or cause to be complied with the conditions to the obligations of the Underwriters in section 10 hereof.

        SECTION 8.    Covenants of the Selling Shareholders.    Each Selling Shareholder, severally and not jointly, covenants and agrees with the several Underwriters as follows:

(a)
If the effective time of the Registration Statement is not prior to the execution and delivery of this Agreement, such Selling Shareholder will cooperate to the extent necessary to cause the Registration Statement to become effective at the earliest possible time; and such Selling Shareholder will do and perform all things to be done and performed by such Selling Shareholder prior to each Closing Date, pursuant to this Agreement or the Custody Agreement and Power of Attorney.

(b)
Such Selling Shareholder agrees to deliver to the Custodian on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable substitute form or statement specified by Treasury Department regulations in lieu thereof).

(c)
Such Selling Shareholder will pay all federal and other taxes, if any, on the transfer or sale of the Shares being sold by such Selling Shareholder to the Underwriters and all other costs and expenses incidental to the performance by such Selling Shareholders of its obligations hereunder.

(d)
Each Selling Shareholder hereby agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

The restrictions contained in the preceding paragraph shall not apply to (a) the Shares to be sold hereunder, (b) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or (c) transactions by a Selling Shareholder relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions within such 90 day period, (d) transfers by a Selling Shareholder of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, or (e) distributions by a Selling Shareholder of shares of Common Stock or any security convertible into Common Stock to limited partners or Shareholders of the Selling Shareholder; provided that in the case of any transfer or distribution pursuant to clause (d) or (e), (i) each donee or distributee shall enter into a written agreement accepting the restrictions set forth in the preceding paragraph and this paragraph as if it were a Selling Shareholder and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made in respect of the transfer or distribution during the 90 restricted period. In addition, each Selling Shareholder, agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Each Selling Shareholder consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any Shares held by such Selling Shareholder except in compliance with the foregoing restrictions. Notwithstanding the foregoing, if (1) during the last 17 days of the 90 day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90 day restricted period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the 90 day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18 day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(e)
Such Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Act, of (i) any material adverse change, or any development involving a prospective material adverse change, known to such Selling Shareholder, in the business, operations, properties, prospects, management, condition (financial or other) or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any change in information in the Registration Statement or the Prospectus relating to information concerning such Selling Shareholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of such Selling Shareholder.

(f)
Such Selling Shareholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(g)
Such Selling Shareholder will furnish any documents, instruments or other information which the Representatives may reasonably request in connection with the sale and transfer of the Shares to the Underwriters.

        SECTION 9.    Payment of Expenses.    Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective, or if this Agreement is terminated for any reason, the Company will pay the costs, fees and expenses incurred in connection with the public offering of the Shares (other than transfer taxes and fees and disbursements of counsel for the underwriters except as set forth in section 7(o) and clauses (iv) and (vi) below). Such costs, fees, taxes and expenses to be paid by the Company shall include those arising in connection with (i) the preparation and filing of the Registration Statement, any Rule 462(b) Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including associated filing fees and the reasonable associated legal fees and disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on Nasdaq and any registration thereof under the Exchange Act, (vi) review of the public offering of the Shares by NASD Regulation, Inc. (including associated filing fees and the reasonable associated legal fees and disbursements of counsel for the Underwriters), (vii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offer and sale of the Shares to prospective investors and your sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) the costs and expenses of qualifying the Shares for inclusion in DTC's book-entry settlement system, and (ix) the performance of the Company's other obligations hereunder.

        Notwithstanding the foregoing, each Selling Shareholder shall be solely responsible for any transfer or sales tax imposed upon the transfer and sale of such Selling Shareholder's Shares to the Underwriters and for such Selling Shareholder's respective pro rata share of all fees and expenses of the Attorneys-in-Fact and the Custodian. All costs and expenses incident to the performance of any Selling Shareholder's obligations hereunder which are not otherwise specifically provided for in this section will be borne and paid solely by each such Selling Shareholder. In the event any Selling Shareholder shall fail to pay such Selling Shareholder's pro rata share of the costs, fees and expenses described in this section within five days after demand by the Representatives therefor, the Company shall be obligated to pay such costs, fees and expenses on demand.

        SECTION 10.    Conditions to the Obligations of the Underwriters.    The obligations of the several Underwriters under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein set forth as of the date hereof and as of each Closing Date, to the accuracy of the statements of the Company's officers, the Selling Shareholders and the Attorneys-in-Fact on behalf of the Selling Shareholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to the following additional conditions, unless waived in writing by the Representatives:

(a)
The Registration Statement shall have been declared effective by the Commission not later than 5:30 p.m., Washington, D. C. time, prior to the date of this Agreement, or such later time as shall have been consented to by the Representatives, which consent shall be deemed to have been given if the Registration Statement shall have been declared effective on or before the date and time requested in the acceleration request submitted on behalf of the Representatives pursuant to Rule 461 under the Act; all filings required by Rules 424(b) and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission or any state securities commission nor, to the knowledge of the Company, shall any proceedings for that purpose have been initiated or threatened; and any request of the Commission or any state securities commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to the satisfaction of the Representatives.

(b)
Since the dates as of which information is given in the Registration Statement:

(i)
there shall not have occurred any change or development involving, or which reasonably could be expected to involve, an adverse effect on the Company's business, whether or not arising from transactions in the ordinary course of business; and

(ii)
the Company shall not have sustained any loss or interference from any labor dispute, strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree, the effect of which on the Company, in any such case described in clause (i) or (ii) above, is in the opinion of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

(c)
The Representatives shall not have advised the Company that the Registration Statement or the Prospectus contains an untrue statement of fact that, in the reasonable opinion of the Representatives or counsel for the Underwriters, is material, or omits to state a fact that, in the opinion of the Representatives or such counsel, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(d)
The Representatives shall have received an opinion of Bell, Boyd & Lloyd LLC, counsel for the Company addressed to the Representatives, as the representatives of the Underwriters, and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

(i)
The Company has been duly incorporated and is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Prospectus and the Registration Statement; the Company

    is duly registered and qualified to do business as a foreign corporation under the laws of, and is in good standing as such in, each jurisdiction identified on Schedule III;

  (ii)
  The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock, par value $.01 per share, and all such stock conforms as to legal matters in all material respects to the descriptions thereof in the Prospectus and the Registration Statement;

  (iii)
  The issued and outstanding shares of capital stock of the Company immediately prior to the issuance and sale of the Shares to be sold by the Company hereunder have been duly authorized and validly issued, are fully paid and nonassessable, and there are no preemptive, preferential or, except as described in the Prospectus, other rights to subscribe for or purchase any shares of capital stock of the Company, and to such counsel's knowledge, no shares of capital stock of the Company have been issued in violation of such rights;

  (iv)
  Each Subsidiary listed on Schedule III has been duly incorporated or organized and is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of its jurisdiction of incorporation, with full corporate, limited liability company or limited partnership power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus and the Registration Statement; each Subsidiary listed on Schedule III is duly registered or qualified to do business as a foreign corporation, limited liability company or limited partnership under the laws of, and is in good standing as such in, each jurisdiction identified on Schedule III; the issued and outstanding equity interests of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and there are no preemptive, preferential or, to such counsel's knowledge, other rights to subscribe for or purchase any equity interests of any Subsidiary, and to such counsel's knowledge, no equity interests of any Subsidiary have been issued in violation of such rights; the Company owns directly or indirectly and, to such counsel's knowledge, beneficially all of the issued and outstanding equity interests of each Subsidiary, free and clear of any and all liens, claims, encumbrances and security interests;

  (v)
  The Registration Statement has become effective under the Act, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or are threatened under the Act or any Blue Sky Laws; the Registration Statement and the Prospectus and any amendment or supplement thereto (except for the financial statements and other statistical or financial data included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act; to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened, including, without limitation, any such proceedings that are related to environmental or employment discrimination matters, required to be described in the Registration Statement or the Prospectus which are not so described or which question the validity of this Agreement or any action taken or to be taken pursuant hereto, nor is there any transaction, relationship, agreement, contract or other document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement by the Act, which is not described or filed as required;

  (vi)
  The Company has full corporate power and authority to enter into and perform this Agreement; the performance of the Company's obligations hereunder and the consummation of the transactions described herein have been duly authorized by the Company by all necessary corporate action and this Agreement has been duly executed and delivered by and on behalf of the Company, and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except that rights to indemnity or contribution may be limited by applicable law and except as enforceability of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by equitable principles limiting the right to specific performance or other equitable relief; no consent, approval, authorization or other order or decree of any court, regulatory or governmental body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement (except for compliance with the Act, the Exchange Act, applicable Blue Sky Laws and the clearance of the underwriting arrangements by the NASD);

  (vii)
  The execution, delivery and performance of this Agreement by the Company will not: (A) violate any provisions of the Certificate of Incorporation or By-laws of the Company or any Subsidiary; (B) violate any provisions of, or result in the breach, modification or termination of, or constitute a default under, any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, other evidence of indebtedness or other instrument to which the Company or any Subsidiary is a party or by which the Company or such Subsidiary, or any of their respective owned or leased property is bound, and which is filed as an exhibit to the Registration Statement; or (C) to such counsel's knowledge, violate any statute, ordinance, order, rule, decree or regulation of any court, regulatory or governmental body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or any Subsidiary (assuming compliance with all applicable federal and state securities laws);

  (viii)
  To such counsel's knowledge, except as described in the Prospectus and except for the Registration Rights Agreement filed as an exhibit to the Registration Statement, there are no holders of Common Stock or other securities of the Company, or securities that are convertible or exchangeable into Common Stock or other securities of the Company, that have rights to the registration of such securities under the Act or any Blue Sky Laws;

  (ix)
  The Common Stock is a National Market security on Nasdaq and is registered under the Exchange Act;

  (x)
  To such counsel's knowledge, neither the Company nor any Subsidiary is, nor with the giving of notice or passage of time or both would be, in violation of its respective Certificate of Incorporation or By-laws or, to such counsel's knowledge, in default in any material respect in the performance of any agreement, lease, franchise, license, permit, mortgage, deed of trust, evidence of indebtedness or other instrument, or any other document that is filed as an exhibit or incorporated by reference to the Registration Statement, to which the Company or any Subsidiary is subject or bound;

  (xi)
  Neither the Company nor any Subsidiary is an "investment company", an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended, and, upon its receipt of any proceeds from the sale of the Shares, the Company will not become or be deemed to be an "investment company" thereunder;

  (xii)
  All offers and sales by the Company of its capital stock before the date hereof were at all relevant times duly registered under or exempt from the registration requirements of the Act, and were duly registered under or the subject of an available exemption from the registration requirements of any applicable Blue Sky Laws;

  (xiii)
  The description in the Registration Statement and the Prospectus of statutes, law, regulations, legal and governmental proceedings, and contracts and other legal documents described therein present fairly, in all material respects, the information required to be included therein by the Act; and

  (xiv)
  After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

        In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and that nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

        In rendering such opinion, counsel for the Company may rely, to the extent counsel deems such reliance proper, as to matters of fact upon certificates of officers of the Company and of governmental officials, and copies of all such certificates shall be furnished to the Representatives and counsel for the Underwriters on or before each Closing Date.

(e)
The Representatives shall have received an opinion from Bell, Boyd & Lloyd LLC, counsel for the Selling Shareholders, dated the First Closing Date, to the effect that:

(i)
Each of this Agreement and the Custody Agreement and Power of Attorney has been duly authorized, executed and delivered by or on behalf of each Selling Shareholder and such agreement constitutes the valid and binding agreement of such Selling Shareholder, enforceable in accordance with its respective terms, except that rights to indemnity or contribution thereunder may be limited by applicable law and except as enforceability of such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting the rights of creditors and by equitable principles limiting the right to specific performance or other equitable relief;

(ii)
The execution and delivery of this Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions herein and therein contemplated will not, if applicable, to such counsel's knowledge, result in the violation of any provisions of the Certificate of Incorporation, By-laws or other governing documents of such Selling Shareholder, or to such counsel's knowledge, constitute a breach, or be in contravention, of any provision of any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or such Selling Shareholder's property may be bound or affected, or to such counsel's knowledge, any statute, rule or regulation applicable to such Selling Shareholder, or violate any order or decree of any court, regulatory or governmental body, administrative body or instrumentality of the United States or other jurisdiction having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's property, which violation would reasonably be expected to prevent or materially interfere with performance of such Selling Shareholder's obligations under this Agreement;

  (iii)
  Such Selling Shareholder has full legal right, power and authority, and has secured any consent, approval, authorization and order required to enter into and perform this Agreement and the Custody Agreement and Power of Attorney and to sell, assign, transfer and deliver title to the Shares to be sold by such Selling Shareholder as provided herein; and upon delivery to the Underwriters or pursuant to the order of the Representatives against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Underwriters will acquire good and marketable title to the Shares to be sold hereunder by such Selling Shareholder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights; and

  (iv)
  To such counsel's knowledge, the information concerning the Selling Shareholders contained in the Prospectus under the caption "Principal and Selling Shareholders" complies in all material respects with the Act.

        In rendering such opinion, counsel for the Selling Shareholders may rely, to the extent counsel deems such reliance proper, as to matters of fact upon certificates of the Selling Shareholders, and copies of all such certificates shall be furnished to the Representatives and counsel for the Underwriters on or before the First Closing Date.

(f)
The Representatives shall have received an opinion of McDermott Will & Emery LLP, counsel for the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the issuance and sale of the Shares by the Company, the Registration Statement and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they request for the purpose of enabling them to pass upon such matters.

(g)
The Representatives shall have received on each Closing Date, a certificate of Joseph M. Holsten, President and Chief Executive Officer, and Mark T. Spears, Senior Vice President and Chief Financial Officer, of the Company, to the effect that:

(i)
The representations and warranties of the Company set forth in section 2 hereof are true and correct as of the date of this Agreement and as of the date of such certificate, and the Company has complied with all the agreements and satisfied all the conditions to be performed or satisfied by it at or prior to the date of such certificate;

(ii)
The Commission has not issued an order preventing or suspending the use of the Prospectus or any Preliminary Prospectus or any amendment or supplement thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the knowledge of the respective signatories, no proceedings for that purpose have been initiated or are pending or contemplated under the Act or under the Blue Sky Laws of any jurisdiction;

(iii)
Each of the respective signatories has carefully examined the Registration Statement, and any amendment or supplement thereto, and the Registration Statement contains all statements required to be stated therein, and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; each of the respective signatories has carefully examined the Prospectus and any amendment or supplement thereto, and the Prospectus contains all statements required to be stated therein, and does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and since the date on which the Registration Statement was initially filed, no event has occurred that was required to be set forth in an amended or supplemented prospectus or in an amendment to the Registration Statement that has not been so set forth; and

  (iv)
  Since the date on which the Registration Statement was initially filed with the Commission, there has not occurred any change or development involving, or which could reasonably be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as disclosed in the Prospectus and the Registration Statement as heretofore amended or (but only if the Representatives expressly consent thereto in writing) as disclosed in an amendment or supplement thereto filed with the Commission and delivered to the Representatives after the execution of this Agreement; since such date and except as so disclosed or in the ordinary course of business, the Company has not incurred any liability or obligation, direct or indirect, or entered into any transaction which is material to the Company; since such date and except for the exercises of outstanding options and warrants as described in the Registration Statement and Prospectus, there has not been any change in the outstanding capital stock of the Company, or any change that is material to the Company in the short-term debt or long-term debt of the Company; since such date and except as so disclosed, the Company has not acquired any of the Common Stock or other capital stock of the Company nor has the Company declared or paid any dividend, or made any other distribution, upon its outstanding Common Stock payable to shareholders of record on a date prior to such Closing Date; since such date and except as so disclosed, the Company has not incurred any material contingent obligations, and no material litigation is pending or threatened against the Company; and, since such date and except as so disclosed, the Company has not sustained any material loss or interference from any strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree.

        The delivery of the certificate provided for in this subsection (g) shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clauses (i), (ii), (iii) and (iv) to be set forth in said certificate.

(h)
The Representatives shall have received a certificate from each Selling Shareholder (which may be signed by such Selling Shareholder's Attorneys-in-Fact, or either of them), dated the First Closing Date, to the effect that: (i) the representations and warranties of such Selling Shareholder in section 3 of this Agreement are true and correct as of the date of this Agreement and as of the date of such certificate, as if again made on and as of the First Closing Date, and such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions to be performed or satisfied by such Selling Shareholder at or prior to the First Closing Date; and (ii) such Selling Shareholder has no reason to believe that the Registration Statement or any amendment thereto at the time it was declared effective by the Commission contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)
At the time this Agreement is executed and also on each Closing Date, there shall be delivered to the Representatives a letter addressed to the Representatives, as the representatives of the Underwriters, from Deloitte & Touche LLP, the Company's independent public accountants, the first letter to be dated the date of this Agreement, the second letter to be dated the First Closing

  Date and the third letter (if applicable) to be dated the Second Closing Date, which shall be in form and substance satisfactory to the Representatives and shall contain statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters with respect to financial statements and certain financial information contained in the Registration Statement and the Prospectus. There shall not have been any change or decrease set forth in any of the letters referred to in this subsection (i) which makes it impracticable or inadvisable in the judgment of the Representatives to proceed with the public offering or purchase of the Shares as contemplated hereby.

(j)
The Shares shall have been qualified or registered for sale under the Blue Sky Laws of such jurisdictions as shall have been specified by the Representatives, the underwriting terms and arrangements for the offering shall have been cleared by the NASD, and the Common Stock shall have been designated for inclusion as a Nasdaq National Market security on Nasdaq.

(k)
The lock-up agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the date the shares are purchased.

(l)
The representatives shall have received such further certificates and documents as the Representatives may reasonably request (including certificates of officers of the Company).

        All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory to the Representatives and to McDermott Will & Emery LLP, counsel for the Underwriters. The Company and the Selling Shareholders shall furnish the Representatives with such manually signed or conformed copies of such opinions, certificates, letters and documents as the Representatives may reasonably request.

        If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at either Closing Date is not so satisfied, this Agreement at the election of the Representatives will terminate upon notification to the Company and the Attorneys-in-Fact, or any one of them, for the Selling Shareholders without liability on the part of any Underwriter, including the Representatives, the Company or the Selling Shareholders except for the provisions of section 7(o) hereof, the expenses to be paid by the Company pursuant to section 9 hereof and except to the extent provided in section 12 hereof.

        SECTION 11.    Maintain Effectiveness of Registration Statement.    The Company will use its best efforts and the Selling Shareholders will use their best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement, and, if such stop order is issued, to obtain as soon as possible the lifting thereof.

        SECTION 12.    Indemnification.

(a)
The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act and the successors and assigns of the foregoing persons, from and against any losses, claims, damages, expenses, liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) or actions in respect thereof ("Claims"), joint or several, to which such Underwriter or each such controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof filed by the Company) or in a Prospectus (the term Prospectus for the purpose of this section 12 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, (ii) any untrue statement or alleged untrue statement made by the Company in section 2 hereof or the failure by the Company to perform, when and as required, any agreement or covenant contained herein; or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Shares. The Company agrees to reimburse each Underwriter and each such controlling person for any reasonable legal fees or other expenses incurred by such Underwriter or any such controlling person in connection with investigating or defending any such Claim; provided, however, that the Company will not be liable in any such case to the extent that: (i) any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company pursuant to section 5 of this Agreement; or (ii) such statement or omission was contained or made in any Preliminary Prospectus and corrected in the Prospectus and (1) any such Claim suffered or incurred by any Underwriter (or any person who controls any Underwriter) resulted from an action, claim or suit by any person who purchased Shares which are the subject thereof from such Underwriter in the offering, and (2) such Underwriter failed to deliver or provide a copy of the Prospectus to such person at or prior to the confirmation of the sale of such Shares in any case where such delivery is required by the Act, unless such failure was due to failure by the Company to provide copies of the Prospectus to the Underwriters as required by this Agreement. The indemnification obligation of the Company as provided above are in addition to and in no way limit any liabilities that the Company may otherwise have.

Each of the Selling Shareholders agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act and the successors and assigns of the foregoing persons, from and against any Claims, jointly or severally, to which such Underwriter or each such controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof filed by the Company) or in a Prospectus (the term Prospectus for the purpose of this section 12 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, but only with reference to information relating to such Selling Shareholder furnished to the Company in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto or (ii) any untrue statement or alleged untrue statement made by such Selling Shareholder in section 3 hereof or the failure by such Selling Shareholder to perform, when and as required, any agreement or covenant contained herein; provided, however, that no Selling Shareholder shall be responsible, either pursuant to this indemnity or other provisions of this Section 12 or as a result of any breach of this Agreement, for losses, damages, expenses, liability or claims arising out of or based upon such untrue statement or omission or allegation thereof based upon information furnished by any party other than such Selling Shareholder and, in any event, no

  Selling Shareholder shall be responsible, either pursuant to this indemnity or other provisions of this Section 12 or as a result of any breach of this Agreement, for losses, damages, expenses, liability or claims in an amount in excess of the purchase price received by such Selling Shareholder from the Underwriters for the Shares sold by such Selling Shareholder.

(b)
Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act and each Selling Shareholder against any Claim to which the Company, or any such director, officer, controlling person or Selling Shareholder may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter and Baird), insofar as such Claim arises out of or is based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, in reliance solely upon and in conformity with the written information furnished by the Representatives to the Company pursuant to section 5 of this Agreement. Each Underwriter will severally reimburse any reasonable legal fees or other expenses incurred by the Company, or any such director, officer, controlling person or Selling Shareholder in connection with investigating or defending any such Claim, and from any and all Claims solely resulting from failure of an Underwriter to deliver a Prospectus, if the person asserting such Claim purchased Shares from such Underwriter and a copy of the Prospectus (as then amended if the Company shall have furnished any amendments thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended) would have cured the defect giving rise to such Claim. The indemnification obligations of each Underwriter as provided above are in addition to any liabilities any such Underwriter may otherwise have. Notwithstanding the provisions of this section, no Underwriter shall be required to indemnify or reimburse the Company, or any officer, director, controlling person or Selling Shareholder in an aggregate amount in excess of the total price at which the Shares purchased by any such Underwriter hereunder were offered to the public, less the amount of any damages such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(c)
Promptly after receipt by an indemnified party under this section of notice of the commencement of any action in respect of a Claim, such indemnified party will, if a Claim in respect thereof is to be made against an indemnifying party under this section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve an indemnifying party from any liability it may have to any indemnified party under this section or otherwise except to the extent the indemnifying party is prejudiced by such omission. In case any such action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that he, she or it may wish, jointly with all other indemnifying parties, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and any indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to any indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.

(d)
Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election to assume the defense of such action and upon approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this section for any legal fees or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless:

(i)
the indemnified party shall have employed separate counsel in connection with the assumption of legal defenses in accordance with the proviso to the last sentence of subsection (c) of this section (it being understood, however, that the indemnifying party shall not be liable for the legal fees and expenses of more than one separate counsel and local counsel, if applicable, approved by Baird, if one or more of the Underwriters or their controlling persons are the indemnified parties);

(ii)
the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the indemnified party's notice to the indemnifying party of commencement of the action; or

(iii)
the indemnifying party has authorized the employment of counsel at the expense of the indemnifying party.

(e)
If the indemnification provided for in this section is unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any Claim referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the limitations hereinafter set forth, contribute to the amount paid or payable by such indemnified party as a result of such Claim:

(i)
in such proportion as is appropriate to reflect the relative benefits received by the Company, each Selling Shareholder and the Underwriters from the offering of the Shares; or

(ii)
if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, each Selling Shareholder and the Underwriters in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations.

        The relative benefits received by each of the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the amount of the underwriting discounts and commissions per share appearing on the cover page of the Prospectus bears to the public offering price per share appearing thereon, and the Company (including its officers and directors and controlling persons), and the Selling Shareholders are responsible for the remaining portion. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, and/or the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in subsections (c) and (d) of this section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

(f)
The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method or allocation which does not take into account the equitable considerations referred to in subsection (e) of this section. Notwithstanding the other provisions of this section, no Underwriter shall be required to contribute any amount that is greater than the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this section are several in proportion to their respective underwriting commitments and not joint.

        SECTION 13.    Default of Underwriters.    It shall be a condition to the obligations of each Underwriter to purchase the Shares in the manner as described herein, that, except as hereinafter provided in this section, each of the Underwriters shall purchase and pay for all the Shares agreed to be purchased by such Underwriter hereunder upon tender to the Representatives of all such Shares in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Shares hereunder on either the First Closing Date or the Second Closing Date and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur is greater than ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, and arrangements satisfactory to the Representatives for the purchase of such Shares by other persons are not made within thirty-six hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or, the Company or any Selling Shareholder except for the expenses to be paid by the Company pursuant to section 9 hereof and except to the extent provided in section 12 hereof.

        In the event that Shares to which a default relates are to be purchased by the nondefaulting Underwriters or by another party or parties, the Representatives shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

        If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Selling Shareholder shall be unable to perform its obligations under this Agreement, the Company and the Selling Shareholders will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out of pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

        SECTION 14.    Effective Date.    This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. Such execution and delivery shall include an executed copy of this Agreement sent by telecopier, facsimile transmission or other means of transmitting written documents.

        SECTION 15.    Termination.    Without limiting the right to terminate this Agreement pursuant to any other provision hereof, this Agreement may be terminated by the Representatives prior to or on the First Closing Date and the over-allotment option from the Company referred to in section 6 hereof, if exercised, may be cancelled by the Representatives at any time prior to or on the Second Closing Date, if in the judgment of the Representatives, payment for and delivery of the Shares is rendered impracticable or inadvisable because:

(a)
additional governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or the American Stock Exchange, or trading in securities generally shall have been suspended or materially limited on either such exchange or on Nasdaq or a general banking moratorium shall have been established by either federal or state authorities in New York, Illinois or Wisconsin;

(b)
any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or which is not reflected in the Registration Statement but should be reflected therein to make the statements or information contained therein not misleading in any material respect;

(c)
an outbreak or escalation of hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated to such extent as to have a material adverse effect, in the judgment of the Representatives, on the financial markets of the United States, or to make it impracticable or inadvisable, in the judgment of the Representatives, to proceed with completion of the sale of and payment for the Shares as provided in this Agreement; or

(d)
a disruption in securities settlement, payment or clearance services in the United States shall have occurred, which, in the judgment of the Representatives is so material to make it impracticable or inadvisable to proceed with the completion on the sale of or payment for the Shares as provided in this Agreement.

        Any termination pursuant to this section shall be without liability on the part of any Underwriter to the Company or any Selling Shareholder, or on the part of the Company or any Selling Shareholder to any Underwriter, except for expenses to be paid by the Company pursuant to section 9 hereof or reimbursed by the Company pursuant to section 7(o) hereof and except as to indemnification to the extent provided in section 12 hereof.

        SECTION 16.    Representations and Indemnities to Survive Delivery.    The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company, of its officers or directors, of the Selling Shareholders, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Selling Shareholder or the Company or any of its or their partners, officers, directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder.

        SECTION 17.    Notices.    All communications hereunder will be in writing and, if sent to the Representatives, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to Robert W. Baird & Co. Incorporated at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: Nick Zarcone, Managing Director, with a copy to Thomas J. Murphy, Esq., McDermott Will & Emery LLP, 227 W. Monroe Street, Suite 4400, Chicago, Illinois 60606 and if sent to the Company, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to the Company at LKQ Corporation, 120 North LaSalle Street, Suite 3300, Chicago, Illinois 60602, Attention: General Counsel, with a copy to J. Craig Walker, Bell, Boyd & Lloyd LLC, 70 West Madison Street, Suite 3300, Chicago, IL 60602; and, if sent to the Selling Shareholders, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to the Attorneys-in-Fact, or either of them, in care of the Company, with copies to J. Craig Walker, Bell, Boyd & Lloyd LLC, 70 West Madison Street, Suite 3300, Chicago, IL 60602.

        SECTION 18.    Successors.    This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, personal representatives and assigns, and to the benefit of the officers and directors and controlling persons referred to in section 12 hereof and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

        SECTION 19.    Partial Unenforceability.    If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof.

        SECTION 20.    Applicable Law; Counterparts.    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois without reference to conflict of law principles thereunder. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument, and shall be effective when at least one counterpart hereof shall have been executed by or on behalf of each party hereto.

        If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, each of the Selling Shareholders, and the several Underwriters, including the Representatives, all in accordance with its terms.

Very truly yours,
LKQ CORPORATION
By:
Name:	Joseph M. Holsten
Title:	President and Chief Executive Officer

THE SELLING SHAREHOLDERS:
By:	Attorney-in-Fact
By:	Attorney-in-Fact
The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.
ROBERT W. BAIRD & CO. INCORPORATED RAYMOND JAMES & ASSOCIATES, INC. MORGAN KEEGAN & COMPANY, INC. BARRINGTON RESEARCH ASSOCIATES, INC.
By:	ROBERT W. BAIRD & CO. INCORPORATED Acting as Representatives of the several Underwriters (including themselves) identified in Schedule II annexed hereto.
By:	Authorized Representative

LKQ CORPORATION

Schedule I

DNB, L.P.
Damron LKQ Limited Partnership
Kevin F. Flynn June, 1992 Non-Exempt Trust
Joseph M. Holsten
Mark T. Spears
H. Bradley Willen Grantor Trust
62524 Trust

LKQ CORPORATION

Schedule II

Name of Underwriter	Number of Shares to be Purchased
ROBERT W. BAIRD & CO. INCORPORATED
RAYMOND JAMES & ASSOCIATES, INC.
MORGAN KEEGAN & COMPANY, INC.
BARRINGTON RESEARCH ASSOCIATES, INC.

Total

LKQ CORPORATION

Schedule III

LKQ CORPORATION

Schedule IV

Exhibit A

Form of Lock-Up Agreement

QuickLinks

  Exhibit 1.1